UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05459
                                  ------------

                          TEMPLETON GLOBAL INCOME FUND
                        ---------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ---------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           ---------------
Date of fiscal year end: 8/31
                        ------

Date of reporting period:  2/28/09
                          ---------

ITEM 1. REPORTS TO STOCKHOLDERS.

FEBRUARY 28, 2009

SEMIANNUAL REPORT

                                   (GRAPHIC)

                                                                    FIXED INCOME

                                    TEMPLETON
                               GLOBAL INCOME FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SEMIANNUAL REPORT

Templeton Global Income Fund .......................     1
Performance Summary ................................     7
Important Notice to Shareholders ...................     8
Financial Highlights and Statement of Investments ..     9
Financial Statements ...............................    16
Notes to Financial Statements ......................    19
Semiannual Meeting of Shareholders .................    32
Dividend Reinvestment and Cash Purchase Plan .......    33
Shareholder Information ............................    35

Semiannual Report

Templeton Global Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Templeton Global Income Fund seeks high, current income, with a secondary goal of capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income-producing securities, including debt securities of U.S. and foreign issuers, including emerging markets.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 2/28/09

                                  (PIE CHART)

Government Bonds ...........................    75.0%
Municipal Bonds ............................     4.0%
Short-Term Investments & Other Net Assets ..    21.0%

Dear Shareholder:

This semiannual report for Templeton Global Income Fund covers the period ended February 28, 2009.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.


                              Semiannual Report | 1

PERFORMANCE OVERVIEW

For the six months under review, Templeton Global Income Fund had cumulative total returns of -12.61% based on market price and -1.90% based on net asset value. The Fund underperformed the J.P. Morgan (JPM) Global Government Bond Index (GGBI), which had cumulative total returns of +5.03% in local currency terms and +1.14% in U.S. dollar terms for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary on page 7.

ECONOMIC AND MARKET OVERVIEW

The period under review encompassed one of the most challenging periods in decades for the global economy and financial markets. The series of economic and financial shocks culminated in a systemic failure of U.S. financial institutions and led to an intensified worldwide financial crisis. Rising uncertainty and risk aversion negatively impacted global capital flows with severe effects for global demand and trade and contributed to a series of bank bailouts in the U.S. and Europe. Global central banks reacted with aggressive interest rate reductions, and in some cases, moved toward unconventional monetary easing measures to increase liquidity by expanding central bank balance sheets.

The commodity price-driven inflation shock from early 2008 unwound as global economic growth and asset prices deteriorated sharply. Lower inflation provided central banks worldwide with significant scope for reducing interest rates. During the period, the U.S. Federal Reserve Board (Fed) cut the federal funds target rate 175 basis points (bps; 100 bps equal one percentage point) to 0.25% and initiated an asset purchase program. While U.S. economic growth slowed in the fourth quarter of 2008 at a -0.8% rate year-over-year, job shedding and business spending retrenchment further weakened economic activity into 2009. The unemployment rate rose from 6.2% to 8.1% over the six-month period.(2) Eurozone economic activity weakened even more abruptly than in the U.S., contracting 1.2% year-over-year in fourth quarter 2008, as deleveraging's impact on investment activity contributed to a deepening recession.(3) The European Central Bank cut interest rates 225 bps to 2.00% in the six-month period and significantly stepped up liquidity operations to aid the

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The JPM GGBI tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Source: Bureau of Labor Statistics.

(3.) Source: Eurostat.


                             2 | Semiannual Report
banking sector. In Asia, the Bank of Japan cut interest rates 40 bps to 0.10%, and the central bank of China cut 216 bps to 5.31%. Although Asia's economic growth slowed during the period, hampered by declining global trade, it was notably less severe than in the U.S. or Europe. For instance, China registered 6.8% economic growth year-over-year in the fourth quarter of 2008.(4) The world's largest economies also complemented central bank measures with large fiscal stimulus packages to address the crisis. In particular, China proposed fiscal measures for the next two years worth about 12% of 2009 gross domestic product to cushion the declines in investment activity and labor demand.(5)

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 2/28/09

                                  (BAR CHART)

Americas               28.1%
Asia Pacific           28.0%
Other Europe           15.0%
Supranationals*         7.6%
Middle East & Africa    4.4%
EMU**                   3.1%
Other Net Assets       13.8%

* The Fund's supranational investments were denominated in the Japanese yen, Mexican peso, New Zealand dollar, Norwegian krone and Polish zloty.

**   The Fund's EMU investment was in France.

INVESTMENT STRATEGY

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risks.

MANAGER'S DISCUSSION

The Fund's total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

INTEREST RATE STRATEGY

The global backdrop of weak economic growth, disinflation and monetary easing was positive for developed global bond markets. However, increased risk aversion accompanied this environment, negatively impacting government bond yields in some non-developed markets. The Fund's performance during the six-month period reflected this divergence in the government bond market as our overall interest rate strategy contributed to the Fund's return but detracted from performance relative to the JPM GGBI. Although the Fund held exposure to eurozone government bonds, its underweighted position hampered performance relative to the JPM GGBI as German long-term bond yields fell during the period. Additionally, our lack of exposure to U.S. government bonds hurt the Fund as their long-term yields also fell. We continued to find other global bond markets more attractive than the U.S. given our assessment of prospects for economic recoupling of these economies to translate into increased monetary easing. We began to see examples of this in Chile and South Korea during the period under review. While the U.S. cut interest rates 175 bps during the period, effectively reaching the limits of using interest rates as a monetary tool, Chile cut 300 bps to 4.75% and South Korea 325 bps to 2.00%. Other countries such as Mexico and Indonesia each cut 75 bps to

(4.) Source: National Bureau of Statistics (China).

(5.) Source: International Monetary Fund.


                             Semiannual Report | 3

7.50% and 8.25%. Although our Chilean and South Korean interest rate exposures benefited relative Fund performance, our exposures to Mexico and Indonesia detracted. We used this period of heightened volatility and forced selling to add to positions where we believed yields were dislocated from fundamentals. Despite the weak global growth environment and significant financial sector deleveraging that reduced inflation risk over the near term, we remained cautious toward the U.S. government bond market. We considered it a less attractive interest rate opportunity, and we remained concerned about the magnitude of fiscal easing, monetary measures and unwinding of global imbalances that could potentially reduce foreign participation in the U.S. market over the medium term.

WHAT IS A CURRENT ACCOUNT?

A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.

WHAT IS BALANCE OF PAYMENTS?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

CURRENCY STRATEGY

Heightened uncertainty during the reporting period benefited the U.S. dollar, which appreciated 13.15% against its major trading partners.(6) We viewed the U.S. dollar's recent strength as largely due to the global deleveraging process, which increased demand for the dollar, rather than fundamental U.S. economic strength. Although the Fund benefited from its U.S. dollar position, we actively managed the position and scaled down exposure to increase room for currencies that weakened sharply and, in our assessment, overshot fundamental value. We believed recent developments were not conducive to the U.S. dollar's longer-term strength given the Fed's aggressive money supply expansion, the largest planned fiscal deficits since World War II, the trend toward nationalizing many U.S. financial institutions, and foreigners' decreased interest in holding as many U.S. assets as they had in the past. Although recent fiscal and monetary actions prevented a collapse of the U.S. banking system and are crucial policy steps in dealing with the crisis, we believed they could have longer-term consequences such as higher taxes, lower growth, potential longer-term inflationary risks and a weaker U.S. dollar.

Although a recessionary environment and financial distress were broadly felt across most countries, we sought to position the Fund for relative instead of absolute conditions as drivers of currency valuations. As a result, we positioned for Asian currencies' appreciation against those of highly leveraged developed countries that may have benefited from increased risk aversion but whose fundamentals were weak, specifically the U.S. dollar and the euro. Asian economic growth slowed, but less so than in the U.S. or Europe. We also believed that Asia's more limited financial and economic vulnerabilities could support currency performance over the medium term. The region has demonstrated its ability to generate positive current account surpluses despite declining exports. Additionally, Asian corporate and banking systems were less leveraged going into this crisis, partly a legacy of the late 1990s' financial

(6.) Source: Federal Reserve H10 report.


                             4 | Semiannual Report
crisis. Our strategy benefited performance relative to the JPM GGBI. For example, the Chinese yuan rose 15.84% against the euro and the Malaysian ringgit 6.10%.(7) In addition to relative fundamentals, we held significant exposure to the Japanese yen, which benefited from deleveraging and helped offset volatility realized in other parts of the portfolio. During the six-month period, the Japanese yen rose 28.57% against the euro and 10.92% against the U.S. dollar.(7)

The deepening European recession was complicated by the scale of leverage in the banking and corporate sectors. Additionally, the European Monetary Union's constraints limited policy response. Overall, the Fund benefited from its net negative position in the euro, which declined 13.73% against the U.S. dollar.(7) Exposure to other European currencies detracted, however, due to increased concerns of a hard landing in eastern Europe given the region's dependence on capital flows amid deleveraging. There was insufficient differentiation among currencies during the period given vast fundamental differences among countries across the region. Against the euro, the Polish zloty fell 28.70% and the Swedish krona fell 17.24%.(7)

Other currencies that hampered Fund performance included the Brazilian real and the Indonesian rupiah, which fell 31.25% and 23.62% against the U.S. dollar.(7) Our currency hedging strategies on underlying bond positions helped protect the Fund from downside risk to some degree. For example, the Fund largely avoided the negative impact of the Mexican peso's 31.79% and South Korean won's 28.99% depreciation against the U.S. dollar over the period.(7) We began to unwind these currency hedges later in the reporting period after significant weakening in the exchange rates, although we were exposed to some currency weakness in the process.

GLOBAL SOVEREIGN DEBT AND CREDIT STRATEGY

In the credit sector, the Fund invested in emerging market sovereign debt and U.S. municipal debt. These investments typically compensate for greater credit risk by offering higher yields relative to U.S. and European benchmark treasury yields.

U.S. dollar-denominated emerging market debt had a six-month return of -12.75% as measured by the JPM Emerging Markets Bond Index Global (EMBIG).(8) Sovereign interest rate spreads rose from 323 bps at the beginning of the reporting period to 672 bps by period-end, as emerging market credit yields climbed sharply while the U.S. Treasury yield curve shifted downward due to Fed rate cuts.(8) The Fund held limited exposure to sovereign

CURRENCY BREAKDOWN
2/28/09

                         % OF TOTAL
                         NET ASSETS
                         ----------
AMERICAS                    42.8%
U.S. Dollar                 35.6%
Brazilian Real               6.3%
Peruvian Nuevo Sol           3.4%
Mexican Peso                 1.9%
Chilean Peso*               -4.4%
EUROPE                      39.6%
Euro                        41.7%
Polish Zloty                 5.8%
Norwegian Krone              1.7%
British Pound Sterling       0.4%
Swedish Krona*              -0.1%
Swiss Franc*                -3.1%
Russian Ruble*              -6.8%
ASIA PACIFIC                14.1%
South Korean Won            11.3%
Singaporean Dollar          10.3%
Australian Dollar            9.1%
New Zealand Dollar           9.1%
Indonesian Rupiah            5.1%
Taiwanese Dollar             0.1%
Kazakhstani Tenge*          -1.0%
Vietnamese Dong*            -1.1%
Indian Rupee*               -1.5%
Japanese Yen*               -4.1%
Chinese Yuan*               -9.8%
Malaysian Ringgit*         -13.4%
MIDDLE EAST & AFRICA         3.5%
Egyptian Pound               3.5%

* Holding is a negative percentage because of the Fund's holdings of forward currency exchange contracts.

(7.) Source: Exshare (via Compustat via Factset).

(8.) Source: (C) 2009 Morningstar. The JPM EMBIG tracks total returns for U.S.
     dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.


                              Semiannual Report | 5
credit risk at the beginning of the reporting period and used market volatility to build positions in high-quality, emerging market sovereign credit where we believed default risk offered value because of increased uncertainty and forced selling during this global deleveraging period. Several positions detracted from relative performance as sovereign spreads continued to widen as we built positions.

The financial market turbulence also negatively impacted U.S. municipal bond yields during the period. Municipal bonds historically traded at yields near or at a premium to U.S. government bond yields given the asset class's tax advantage. By period-end, the Barclays Capital (BC) Municipal Bond Index yielded 125 bps over U.S. 10-year Treasury bond yields.9 Spread widening in the period reflected increased investor concern over municipal governments' access to financing. We sought to take advantage of the dislocation in municipal bond valuations relative to fundamentals, particularly given prospects for higher taxes. Fund exposure to this sector contributed positively to performance relative to the index for the period.

Thank you for your continued participation in Templeton Global Income Fund. We look forward to serving your future investment needs.

Sincerely,


(PHOTO OF MICHAEL HASENSTAB)            /s/ Michael Hasenstab
                                        Michael Hasenstab, Ph.D.
                                        Portfolio Manager
                                        Templeton Global Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(9.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity, and rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P or Fitch.


                              6 | Semiannual Report

Performance Summary as of 2/28/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: GIM                                CHANGE   2/28/09   8/31/08
-----------                                ------   -------   -------
Net Asset Value (NAV)                      -$1.23    $7.58     $8.81
Market Price (NYSE)                        -$2.13    $6.84     $8.97
DISTRIBUTIONS (9/1/08-2/28/09)
Dividend Income                  $1.0907

PERFORMANCE

                                        6-MONTH    1-YEAR    5-YEAR    10-YEAR
                                        -------   -------   -------   --------
Cumulative Total Return(1)
   Based on change in NAV(2)             -1.90%    -4.85%   +43.68%   +142.31%
   Based on change in market price(3)   -12.61%   -14.88%   +31.68%   +156.84%
Average Annual Total Return(1)
   Based on change in NAV(2)             -1.90%    -4.85%    +7.52%     +9.25%
   Based on change in market price(3)   -12.61%   -14.88%    +5.66%     +9.89%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF THE FUND'S PORTFOLIO AND ITS SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S USE OF FOREIGN CURRENCY TECHNIQUES INVOLVES SPECIAL RISKS AS SUCH TECHNIQUES MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY RESULT IN LOSSES TO THE FUND. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

(1.) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

(2.) Assumes reinvestment of distributions based on net asset value.

(3.) Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.


                              Semiannual Report | 7

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.


                              8 | Semiannual Report

Templeton Global Income Fund

FINANCIAL HIGHLIGHTS

                                               SIX MONTHS ENDED                          YEAR ENDED AUGUST 31,
                                              FEBRUARY 28, 2009   --------------------------------------------------------------
                                                 (UNAUDITED)         2008         2007         2006         2005         2004
                                              -----------------   ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)
Net asset value, beginning of period ......       $   8.81        $     8.95   $     8.93   $     9.02   $     8.77   $     8.18
                                                  --------        ----------   ----------   ----------   ----------   ----------
Income from investment operations:
   Net investment income(a) ...............           0.21              0.44         0.40         0.37         0.39         0.41
   Net realized and unrealized gains
     (losses) .............................          (0.35)             0.49         0.52         0.33         0.49         0.72
                                                  --------        ----------   ----------   ----------   ----------   ----------
Total from investment operations ..........          (0.14)             0.93         0.92         0.70         0.88         1.13
                                                  --------        ----------   ----------   ----------   ----------   ----------
Less distributions from net investment
   income and net foreign currency gains ..          (1.09)            (1.07)       (0.90)       (0.79)       (0.63)       (0.54)
                                                  --------        ----------   ----------   ----------   ----------   ----------
Net asset value, end of period ............       $   7.58        $     8.81   $     8.95   $     8.93   $     9.02   $     8.77
                                                  ========        ==========   ==========   ==========   ==========   ==========
Market value, end of period(b) ............       $   6.84        $     8.97   $     9.01   $     9.15   $     8.85   $     8.56
                                                  ========        ==========   ==========   ==========   ==========   ==========
Total return (based on market value
   per share)(c) ..........................         (12.61)%           12.25%        8.63%       13.39%       10.61%       14.69%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses(e) ...............................           0.74%             0.74%        0.75%        0.80%        0.76%        0.77%
Net investment income .....................           5.05%             4.82%        4.45%        4.16%        4.22%        4.66%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .........       $993,785        $1,155,981   $1,170,414   $1,161,850   $1,172,240   $1,136,976
Portfolio turnover rate ...................          42.77%            64.44%       49.24%       49.20%       41.81%       48.85%

(a)  Based on average daily shares outstanding.

(b)  Based on the last sale on the New York Stock Exchange.

(c)  Total return is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                              Semiannual Report | 9

Templeton Global Income Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009 (UNAUDITED)

                                                                                  PRINCIPAL AMOUNT(a)             VALUE
                                                                                  -------------------          ------------
       BONDS 75.0%
       ARGENTINA 2.7%
(b, c) Government of Argentina, senior bond, FRN, 1.683%, 8/03/12 .............            98,977,000          $ 26,761,541
                                                                                                               ------------
       AUSTRALIA 6.8%
       New South Wales Treasury Corp., senior note, 5.50%, 3/01/17 ............            36,971,000    AUD     23,707,798
       Queensland Treasury Corp.,
          13, 6.00%, 8/14/13 ..................................................            38,901,000    AUD     26,110,727
          17, 6.00%, 9/14/17 ..................................................            12,395,000    AUD      8,175,536
(d)       144A, 7.125%, 9/18/17 ...............................................            16,480,000    NZD      9,525,650
                                                                                                               ------------
                                                                                                                 67,519,711
                                                                                                               ------------
       BRAZIL 6.3%
       Nota Do Tesouro Nacional,
          10.082%, 1/01/12 ....................................................                36,035(e) BRL     14,504,716
          10.082%, 1/01/14 ....................................................                15,000(e) BRL      5,718,940
          10.082%, 1/01/17 ....................................................                54,900(e) BRL     19,885,746
(f)    Index Linked, 6.00%, 5/15/15 ...........................................                 9,400(e) BRL      6,682,958
(f)    Index Linked, 6.00%, 5/15/45 ...........................................                23,625(e) BRL     15,687,923
                                                                                                               ------------
                                                                                                                 62,480,283
                                                                                                               ------------
       CANADA 1.2%
       Province of Manitoba, 6.375%, 9/01/15 ..................................            14,800,000    NZD      7,849,574
       Province of Ontario, 6.25%, 6/16/15 ....................................             8,460,000    NZD      4,414,907
                                                                                                               ------------
                                                                                                                 12,264,481
                                                                                                               ------------
       FRANCE 3.1%
       Government of France, 4.00%, 4/25/18 ...................................            23,500,000    EUR     30,696,630
                                                                                                               ------------
       HUNGARY 1.8%
       Government of Hungary,
          3.50%, 7/18/16 ......................................................               635,000    EUR        618,275
          4.375%, 7/04/17 .....................................................             3,415,000    EUR      3,457,107
          5.75%, 6/11/18 ......................................................            10,810,000    EUR     11,996,884
          senior note, 3.875%, 2/24/20 ........................................             2,150,000    EUR      1,960,778
                                                                                                               ------------
                                                                                                                 18,033,044
                                                                                                               ------------
       INDONESIA 8.4%
       Government of Indonesia,
          11.00%, 10/15/14 ....................................................         3,500,000,000    IDR        266,590
          9.50%, 6/15/15 ......................................................        34,890,000,000    IDR      2,431,816
          10.75%, 5/15/16 .....................................................        87,035,000,000    IDR      6,338,733
          FR19, 14.25%, 6/15/13 ...............................................        84,050,000,000    IDR      7,349,113
          FR20, 14.275%, 12/15/13 .............................................        81,836,000,000    IDR      7,189,685
          FR31, 11.00%, 11/15/20 ..............................................       335,739,000,000    IDR     22,980,462
          FR34, 12.80%, 6/15/21 ...............................................        59,666,000,000    IDR      4,569,580
          FR35, 12.90%, 6/15/22 ...............................................        32,530,000,000    IDR      2,498,132
          FR36, 11.50%, 9/15/19 ...............................................        23,000,000,000    IDR      1,651,085
          FR42, 10.25%, 7/15/27 ...............................................        25,430,000,000    IDR      1,549,575
          FR43, 10.25%, 7/15/22 ...............................................         8,450,000,000    IDR        537,471


                             10 | Semiannual Report

Templeton Global Income Fund

                                                                                  PRINCIPAL AMOUNT(a)             VALUE
                                                                                  -------------------          ------------
       BONDS (CONTINUED)
       INDONESIA (CONTINUED)
       Government of Indonesia, (continued)
          FR46, 9.50%, 7/15/23 ................................................        41,250,000,000    IDR   $  2,436,093
          FR47, 10.00%, 2/15/28 ...............................................        52,895,000,000    IDR      3,134,843
          FR48, 9.00%, 9/15/18 ................................................        18,520,000,000    IDR      1,155,568
(d)       senior bond, 144A, 6.875%, 1/17/18 ..................................             2,530,000             1,973,400
(d)       senior bond, 144A, 8.50%, 10/12/35 ..................................             2,952,000             2,287,800
(d)       senior bond, 144A, 6.625%, 2/17/37 ..................................             2,090,000             1,340,994
(d)       senior bond, 144A, 7.75%, 1/17/38 ...................................             7,050,000             4,975,286
(g)       senior bond, Reg S, 6.875%, 1/17/18 .................................             2,240,000             1,747,200
(g)       senior bond, Reg S, 8.50%, 10/12/35 .................................             5,510,000             4,270,250
(g)       senior bond, Reg S, 7.75%, 1/17/38 ..................................             3,310,000             2,335,914
                                                                                                               ------------
                                                                                                                 83,019,590
                                                                                                               ------------
       MALAYSIA 1.4%
       Government of Malaysia,
          3.869%, 4/13/10 .....................................................             7,500,000    MYR      2,062,909
          3.702%, 2/25/13 .....................................................             3,370,000    MYR        917,537
          3.70%, 5/15/13 ......................................................             1,290,000    MYR        350,535
          3.461%, 7/31/13 .....................................................            20,100,000    MYR      5,405,526
          3.814%, 2/15/17 .....................................................            19,530,000    MYR      5,130,706
                                                                                                               ------------
                                                                                                                 13,867,213
                                                                                                               ------------
       MEXICO 4.8%
       Government of Mexico,
          8.00%, 12/07/23 .....................................................             2,727,000(h) MXN     16,868,104
          10.00%, 12/05/24 ....................................................                15,000(h) MXN        108,218
          M 20, 7.50%, 6/03/27 ................................................             3,058,000(h) MXN     17,731,682
          senior bond, 5.95%, 3/19/19 .........................................            13,260,000            12,832,365
                                                                                                               ------------
                                                                                                                 47,540,369
                                                                                                               ------------
       NEW ZEALAND 1.0%
       Government of New Zealand, 6.00%, 11/15/11 .............................            18,273,000    NZD      9,741,601
                                                                                                               ------------
       PERU 3.4%
       Government of Peru,
          9.91%, 5/05/15 ......................................................             6,500,000    PEN      2,312,576
          7.84%, 8/12/20 ......................................................            32,200,000    PEN     10,266,758
          Series 7, 8.60%, 8/12/17 ............................................            61,545,000    PEN     20,742,341
                                                                                                               ------------
                                                                                                                 33,321,675
                                                                                                               ------------
       PHILIPPINES 0.1%
(g)    Government of the Philippines, Reg S, 9.125%, 2/22/10 ..................               770,000    EUR      1,000,883
                                                                                                               ------------
       POLAND 2.3%
       Government of Poland,
          6.00%, 5/24/09 ......................................................            27,500,000    PLN      7,533,485
          5.75%, 9/23/22 ......................................................            60,500,000    PLN     15,830,265
                                                                                                               ------------
                                                                                                                 23,363,750
                                                                                                               ------------


                             Semiannual Report | 11

Templeton Global Income Fund

                                                                                  PRINCIPAL AMOUNT(a)             VALUE
                                                                                  -------------------          ------------
       BONDS (CONTINUED)
       RUSSIA 6.4%
       Government of Russia,
(d)       144A, 7.50%, 3/31/30 ................................................            66,084,340          $ 58,319,430
(g)       senior bond, Reg S, 7.50%, 3/31/30 ..................................             6,541,500             5,772,874
                                                                                                               ------------
                                                                                                                 64,092,304
                                                                                                               ------------
       SOUTH AFRICA 0.9%
       Government of South Africa,
          5.25%, 5/16/13 ......................................................             3,330,000    EUR      4,006,889
          4.50%, 4/05/16 ......................................................             1,829,000    EUR      1,909,225
          senior note, 6.50%, 6/02/14 .........................................               775,000               770,412
          senior note, 5.875%, 5/30/22 ........................................             2,500,000             2,175,000
                                                                                                               ------------
                                                                                                                  8,861,526
                                                                                                               ------------
       SOUTH KOREA 10.4%
       The Export-Import Bank of Korea,
          5.125%, 3/16/15 .....................................................               300,000               250,410
          4.625%, 2/20/17 .....................................................               205,000    EUR        191,917
(g)       Reg S, 5.25%, 2/10/14 ...............................................               295,000               262,197
          senior note, 8.125%, 1/21/14 ........................................               995,000             1,020,139
       Government of Korea, senior bond, 5.625%, 11/03/25                                     620,000               510,732
       Korea Deposit Insurance Corp.,
          07-1, 5.57%, 9/14/12 ................................................         7,200,000,000    KRW      4,812,065
          08-1, 5.28%, 2/15/13 ................................................         1,232,000,000    KRW        813,165
       Korea Development Bank,
          5.30%, 1/17/13 ......................................................               800,000               736,238
          senior note, 8.00%, 1/23/14 .........................................             2,585,000             2,616,382
       Korea Treasury Bond,
          0475-1112, 4.75%, 12/10/11 ..........................................        19,300,000,000    KRW     12,890,127
          0475-1203, 4.75%, 3/10/12 ...........................................        15,946,000,000    KRW     10,579,991
          0525-1509, 5.25%, 9/10/15 ...........................................         4,000,000,000    KRW      2,669,102
          0525-2703, 5.25%, 3/10/27 ...........................................        25,257,000,000    KRW     16,262,492
          0550-1709, 5.50%, 9/10/17 ...........................................        57,067,000,000    KRW     38,258,133
          0575-1809, 5.75%, 9/10/18 ...........................................        17,343,000,000    KRW     11,893,392
                                                                                                               ------------
                                                                                                                103,766,482
                                                                                                               ------------
(i)    SUPRANATIONAL 7.6%
       European Bank for Reconstruction & Development, senior note, 5.10%,
          6/12/09 .............................................................           125,000,000    PLN     34,313,156
       European Investment Bank, senior note, 4.50%, 5/15/13 ..................           113,650,000    NOK     16,954,432
       Inter-American Development Bank,
          1.90%, 7/08/09 ......................................................           640,000,000    JPY      6,585,987
          7.50%, 4/15/15 ......................................................             8,000,000    NZD      4,613,898
          6.00%, 12/15/17 .....................................................             6,000,000    NZD      3,254,835
          senior note, 7.50%, 12/05/24 ........................................           185,000,000    MXN      9,914,032
                                                                                                               ------------
                                                                                                                 75,636,340
                                                                                                               ------------
       SWEDEN 4.4%
       Government of Sweden, 5.25%, 3/15/11 ...................................           366,355,000    SEK     44,013,075
                                                                                                               ------------


                             12 | Semiannual Report

Templeton Global Income Fund

                                                                                  PRINCIPAL AMOUNT(a)             VALUE
                                                                                  -------------------          ------------
       BONDS (CONTINUED)
       VENEZUELA 2.0%
       Government of Venezuela,
          10.75%, 9/19/13 .....................................................             3,880,000          $  2,696,600
(g)       senior bond, Reg S, 5.375%, 8/07/10 .................................            19,905,000            16,969,012
                                                                                                               ------------
                                                                                                                 19,665,612
                                                                                                               ------------
       TOTAL BONDS (COST $854,638,620).........................................                                 745,646,110
                                                                                                               ------------
       MUNICIPAL BONDS 4.0%
       UNITED STATES AND U.S. TERRITORIES 4.0%
       Alabama Public Housing Authorities Capital Program Revenue, Series B,
          FSA Insured, 4.45%, 1/01/24 .........................................                65,000                61,861
       Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area,
          Refunding, Series F1, 5.00%, 4/01/39 ................................               605,000               578,707
          5.50%, 4/01/43 ......................................................               295,000               298,770
       Bexar County Hospital District GO, Certificates of Obligation, 5.00%,
          2/15/32 .............................................................               805,000               773,130
       Bexar County Revenue, Venue Project, Refunding, Series A, BHAC
          Insured, 5.25%, 8/15/47 .............................................               730,000               694,215
       California State GO, Refunding,
          5.125%, 4/01/33 .....................................................               500,000               470,675
          5.00%, 4/01/38 ......................................................               205,000               184,953
       Chicago Board of Education GO, Refunding, Series C, Assured Guaranty,
          5.25%, 12/01/26 .....................................................             1,810,000             1,862,707
       Chicago GO, Project and Refunding, Series A, FSA Insured, 5.00%,
          1/01/25 .............................................................               475,000               483,764
       District of Columbia University Revenue, Georgetown University,
          Refunding, Series D, BHAC Insured, 5.50%, 4/01/36 ...................             1,545,000             1,566,738
       Energy Northwest Electric Revenue, Columbia Generating Station,
          Refunding, Series A, 5.00%, 7/01/24 .................................             1,545,000             1,582,003
       Florida State Hurricane Catastrophe Fund Finance Corp. Revenue, Series
          A, 4.25%, 7/01/14 ...................................................             2,375,000             2,317,382
       Hamilton County Sales Tax Revenue, sub. bond, Refunding, Series A, FSA
          Insured, 5.00%, 12/01/32 ............................................             1,825,000             1,741,908
       Illinois Municipal Electricity Agency Power Supply Revenue, Series A,
          BHAC Insured, 5.00%, 2/01/35 ........................................             1,085,000             1,049,759
       Kentucky State Municipal Power Agency Power System Revenue, Prairie
          State Project, Series A, BHAC Insured, 5.25%, 9/01/42 ...............             2,395,000             2,404,748
       Las Vegas Valley Water District GO, Refunding, Series A, MBIA Insured,
          5.00%, 6/01/26 ......................................................               395,000               395,600
       Lewisville ISD, GO, School Building, 5.00%, 8/15/26 ....................               545,000               560,914
       Los Angeles USD, GO, Series I, 5.00%,
          7/01/26 .............................................................               180,000               177,120
          7/01/27 .............................................................               195,000               191,090
       Matanuska-Susitna Borough Lease Revenue, Goose Greek Correctional
          Center, Assured Guaranty,
          5.50%, 9/01/23 ......................................................             1,605,000             1,740,847
          6.00%, 9/01/28 ......................................................             2,005,000             2,150,202


                             Semiannual Report | 13

Templeton Global Income Fund

                                                                                    PRINCIPAL AMOUNT(a)             VALUE
                                                                                    -------------------          ------------
       MUNICIPAL BONDS (CONTINUED)
       UNITED STATES AND U.S. TERRITORIES (CONTINUED)
       Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue,
          Refunding, Third Indenture Series A, FGIC Insured,
          5.00%, 7/01/19 ........................................................               150,000          $    169,488
       Metropolitan Water District of Southern California Waterworks
          Revenue, Series A, 5.00%, 7/01/37 .....................................               775,000               771,458
       Minneapolis Health Care System Revenue, Fairview Health Services,
          Series B, Assured Guaranty, 6.50%, 11/15/38 ...........................             1,670,000             1,787,568
       MTA Revenue,
          Series B, Assured Guaranty, 5.25%, 11/15/20 ...........................               430,000               463,518
          Transportation, Series A, FSA Insured, 5.50%, 11/15/21 ................               410,000               453,489
       New Jersey State Transportation Trust Fund Authority Revenue,
          Transportation System, Series A, Assured Guaranty,
          5.50%, 12/15/38 .......................................................             2,810,000             2,856,505
       New York City GO, Series L, Sub Series L-1, 5.00%, 4/01/26 ...............               100,000                97,419
       North Carolina Eastern Municipal Power Agency Power System Revenue,
          Refunding, Series A, Assured Guaranty, 5.25%, 1/01/19 .................               250,000               259,823
       Palomar Pomerado Health GO, Election of 2004, Series A, MBIA Insured,
          5.125%, 8/01/37 .......................................................             2,080,000             2,032,722
       Philadelphia GO, Series B, Assured Guaranty, 7.125%, 7/15/38 .............               885,000               937,003
       Placentia-Yorba Linda USD, GO, 2008 Election, Series A, 5.25%, 8/01/32 ...             2,400,000             2,387,064
       Poway USD, GO, Election of 2008, ID 07-1-A, zero cpn.,
          8/01/27 ...............................................................               705,000               245,650
          8/01/30 ...............................................................               705,000               196,801
          8/01/32 ...............................................................               885,000               212,904
          8/01/33 ...............................................................               470,000               105,637
       Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A,
          MBIA Insured, 5.50%, 7/01/21 ..........................................               100,000                93,910
       Regional Transportation District Sales Tax Revenue, Fastracks
          Project, Series A, AMBAC Insured, 5.00%, 11/01/27 .....................               590,000               600,101
       San Bernardino Community College District GO, Election of 2002,
          Series A,
          6.375%, 8/01/26 .......................................................               400,000               446,264
          6.50%, 8/01/27 ........................................................               580,000               648,324
          6.50%, 8/01/28 ........................................................               240,000               266,554
          6.25%, 8/01/33 ........................................................               600,000               640,848
       San Mateo County Community College District GO, Election of 2001,
          Series C, MBIA Insured, zero cpn.,
          9/01/30 ...............................................................             1,705,000               465,448
          3/01/31 ...............................................................               465,000               121,314
       Seattle Water System Revenue, BHAC Insured, 5.00%, 9/01/34 ...............               935,000               919,124
       Tarrant County Cultural Education Facilities Finance Corp. Revenue,
          Christus Health, Refunding, Series A, Assured Guaranty,
          6.25%, 7/01/28 ........................................................             1,400,000             1,429,722
       Wisconsin State GO, Series A, FGIC Insured, 5.00%, 5/01/21 ...............                50,000                53,308
                                                                                                                 ------------
       TOTAL MUNICIPAL BONDS (COST $38,522,742) .................................                                  39,949,059
                                                                                                                 ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $893,161,362) ...................................................                                 785,595,169
                                                                                                                 ------------


                             14 | Semiannual Report

Templeton Global Income Fund

                                                                                  PRINCIPAL AMOUNT(a)             VALUE
                                                                                  -------------------          ------------
       SHORT TERM INVESTMENTS 7.2%
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 3.5%
       EGYPT 3.5%
  (j)  Egypt Treasury Bills,
          3/03/09 - 9/22/09 ..................................................            139,600,000    EGP   $ 24,113,990
          7/07/09 ............................................................             59,775,000    EGP     10,341,459
                                                                                                               ------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $35,747,047) .....                                   34,455,449
                                                                                                               ------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
          (COST $928,908,409) ................................................                                  820,050,618
                                                                                                               ------------

                                                                                         SHARES
                                                                                  -------------------
       MONEY MARKET FUNDS (COST $36,956,960) 3.7%
       UNITED STATES 3.7%
   (k) Franklin Institutional Fiduciary Trust Money Market Portfolio,
          0.25% ...............................................................            36,956,960            36,956,960
                                                                                                               ------------
       TOTAL INVESTMENTS (COST $965,865,369) 86.2% ............................                                 857,007,578
       NET UNREALIZED APPRECIATION ON FORWARD EXCHANGE CONTRACTS 5.9% .........                                  58,949,658
       OTHER ASSETS, LESS LIABILITIES 7.9% ....................................                                  77,827,492
                                                                                                               ------------
       NET ASSETS 100.0% ......................................................                                $993,784,728
                                                                                                               ============

See Abbreviations on page 31.

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The coupon rate shown represents the rate at period end.

(c) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2009, the aggregate value of these securities was $78,422,560, representing 7.89% of net assets.

(e)  Principal amount is stated in 1,000 Brazilian Real Units.

(f)  Redemption price at maturity is adjusted for inflation. See Note 1(f).

(g) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2009, the aggregate value of these securities was $32,358,330, representing 3.26% of net assets.

(h)  Principal amount is stated in 100 Mexican Peso Units.

(i) A supranational organization is an entity formed by two or more central governments through international treaties.

(j)  The security is traded on a discount basis with no stated coupon rate.

(k) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 15

Templeton Global Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2009 (unaudited)

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .....................................   $  928,908,409
      Cost - Sweep Money Fund (Note 7) ................................       36,956,960
                                                                          --------------
      Total cost of investments .......................................   $  965,865,369
                                                                          ==============
      Value - Unaffiliated issuers ....................................   $  820,050,618
      Value - Sweep Money Fund (Note 7) ...............................       36,956,960
                                                                          --------------
      Total value of investments ......................................      857,007,578
   Cash ...............................................................        2,906,808
   Cash on deposit from brokers .......................................       15,025,000
   Foreign currency, at value (cost $45,679,580) ......................       45,932,831
   Receivables:
      Investment securities sold ......................................           36,657
      Interest ........................................................       18,552,783
   Unrealized appreciation on forward exchange contracts (Note 8) .....       87,020,659
   Unrealized appreciation on swap contracts (Note 9) .................       14,952,280
                                                                          --------------
         Total assets .................................................    1,041,434,596
                                                                          --------------
Liabilities:
   Payables:
      Investment securities purchased .................................        1,358,397
      Affiliates ......................................................          492,580
      Payable due to brokers ..........................................       15,025,000
   Unrealized depreciation on forward exchange contracts (Note 8) .....       28,071,001
   Unrealized depreciation on swap contracts (Note 9) .................        2,160,990
   Accrued expenses and other liabilities .............................          541,900
                                                                          --------------
         Total liabilities ............................................       47,649,868
                                                                          --------------
            Net assets, at value ......................................   $  993,784,728
                                                                          ==============
Net assets consist of:
   Paid-in capital ....................................................   $1,086,209,746
   Distributions in excess of net investment income ...................      (63,499,948)
   Net unrealized appreciation (depreciation) .........................      (38,684,258)
   Accumulated net realized gain (loss) ...............................        9,759,188
                                                                          --------------
            Net assets, at value ......................................   $  993,784,728
                                                                          ==============
   Shares outstanding .................................................      131,144,349
                                                                          ==============
   Net asset value per share ..........................................   $         7.58
                                                                          ==============

   The accompanying notes are an integral part of these financial statements.


                             16 | Semiannual Report

Templeton Global Income Fund

STATEMENT OF OPERATIONS
for the period ended February 28, 2009 (unaudited)

Investment income:
   Dividends:
      Sweep Money Fund (Note 7) ......................................................   $     378,383
   Interest (net of foreign taxes withheld of $882,540) ..............................      30,980,925
                                                                                         -------------
         Total investment income .....................................................      31,359,308
                                                                                         -------------
Expenses:
   Management fees (Note 3a) .........................................................       2,640,054
   Administrative fees (Note 3b) .....................................................         678,981
   Transfer agent fees ...............................................................         123,782
   Custodian fees (Note 4) ...........................................................         333,254
   Reports to shareholders ...........................................................          64,998
   Registration and filing fees ......................................................          58,695
   Professional fees .................................................................          41,881
   Trustees' fees and expenses .......................................................          56,583
   Other .............................................................................          12,677
                                                                                         -------------
         Total expenses ..............................................................       4,010,905
         Expense reductions (Note 4) .................................................          (5,358)
                                                                                         -------------
            Net expenses .............................................................       4,005,547
                                                                                         -------------
               Net investment income .................................................      27,353,761
                                                                                         -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments: ...................................................................     (79,313,811)
      Foreign currency transactions ..................................................     112,426,584
      Swap contracts .................................................................      (2,875,728)
                                                                                         -------------
            Net realized gain (loss) .................................................      30,237,045
                                                                                         -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................................    (111,606,840)
      Translation of other assets and liabilities denominated in foreign currencies ..      34,857,469
                                                                                         -------------
            Net change in unrealized appreciation (depreciation) .....................     (76,749,371)
                                                                                         -------------
Net realized and unrealized gain (loss) ..............................................     (46,512,326)
                                                                                         -------------
Net increase (decrease) in net assets resulting from operations ......................   $ (19,158,565)
                                                                                         =============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 17

Templeton Global Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   SIX MONTHS
                                                                                      ENDED
                                                                                  FEBRUARY 28,
                                                                                      2009           YEAR ENDED
                                                                                   (UNAUDITED)    AUGUST 31, 2008
                                                                                 --------------   ---------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..................................................   $   27,353,761    $   57,531,836
      Net realized gain (loss) from investments, foreign currency
         transactions, and swap contracts ....................................       30,237,045        87,360,024
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in
         foreign currencies ..................................................      (76,749,371)      (22,245,123)
                                                                                 --------------    --------------
            Net increase (decrease) in net assets resulting from operations ..      (19,158,565)      122,646,737
                                                                                 --------------    --------------
      Distributions to shareholders from net investment income and net
         foreign currency gains ..............................................     (143,037,535)     (140,177,810)
      Capital share transactions: (Note 2) ...................................               --         3,098,161
                                                                                 --------------    --------------
            Net increase (decrease) in net assets ............................     (162,196,100)      (14,432,912)
Net assets:
   Beginning of period .......................................................    1,155,980,828     1,170,413,740
                                                                                 --------------    --------------
   End of period .............................................................   $  993,784,728    $1,155,980,828
                                                                                 --------------    --------------
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
   End of period .............................................................   $  (63,499,948)   $   52,183,826
                                                                                 ==============    ==============

   The accompanying notes are an integral part of these financial statements.


                             18 | Semiannual Report

Templeton Global Income Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                             Semiannual Report | 19

Templeton Global Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                             20 | Semiannual Report

Templeton Global Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INTEREST RATE SWAPS

The Fund may enter into interest rate swap contracts to hedge the risk of changes in interest rates. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The interest receivable or payable is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. When the swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows. The risks of interest rate swaps include changes in the market conditions and the possible inability of the counterparty to fulfill its obligations under the agreement.

E. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of February 28, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                             Semiannual Report | 21

Templeton Global Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2009, there were an unlimited number of shares authorized (without par value). During the period ended February 28, 2009 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market. Transactions in the Fund's shares were as follows:

                                      SIX MONTHS ENDED        YEAR ENDED
                                     FEBRUARY 28, 2009      AUGUST 31, 2008
                                     -----------------   --------------------
                                     SHARES    AMOUNT     SHARES     AMOUNT
                                     ------   --------   -------   ----------
Shares issued in reinvestment of
   distributions .................     --        $--     339,409   $3,098,161

The Fund's Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Through February 28, 2009, the Fund had repurchased a total of 11,210,400 shares. During the periods ended February 28, 2009 and August 31, 2008, there were no shares repurchased.


                             22 | Semiannual Report

Templeton Global Income Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                       AFFILIATION
----------                                       -----------
Franklin Advisers, Inc. (Advisers)               Investment manager
Franklin Templeton Services, LLC (FT Services)   Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.550%         Up to and including $200 million
       0.500%         Over $200 million, up to and including $1 billion
       0.480%         Over $1 billion, up to and including $5 billion
       0.460%         Over $5 billion, up to and including $10 billion
       0.440%         Over $10 billion, up to and including $15 billion
       0.420%         Over $15 billion, up to and including $20 billion
       0.400%         In excess of $20 billion

B. ADMINISTRATIVE FEES

The Funds pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         In excess of $700 million

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2009, the custodian fees were reduced as noted in the Statement of Operations.


                             Semiannual Report | 23

Templeton Global Income Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2008, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2010 ....................................   $  17,156,631
   2011 ....................................       4,209,282
                                               -------------
                                               $  21,365,913
                                               =============

At February 28, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments..........................   $ 969,622,405
                                                =============
Unrealized appreciation......................   $  31,225,004
Unrealized depreciation......................    (143,839,831)
                                                -------------
Net unrealized appreciation (depreciation) ..   $(112,614,827)
                                                =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, interest rate swaps, bond discounts and premiums and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, interest rate swaps, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2009, aggregated $503,819,203 and $423,176,300, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                             24 | Semiannual Report

Templeton Global Income Fund

8. FORWARD EXCHANGE CONTRACTS

At February 28, 2009, the Fund had the following forward exchange contracts outstanding:

                                                      CONTRACT        SETTLEMENT    UNREALIZED     UNREALIZED
                                                      AMOUNT(a)          DATE      APPRECIATION   DEPRECIATION
                                                 ------------------   ----------   ------------   ------------
CONTRACTS TO BUY
      27,130,000   Russian Ruble .............          635,214 EUR     3/20/09     $        --   $    (57,395)
  57,120,147,000   Vietnamese Dong ...........        4,102,787 AUD     3/23/09         634,676             --
      23,070,241   Euro ......................       44,698,941 SGD     4/14/09         356,626             --
      11,737,491   Euro ......................       15,093,005         4/14/09              --       (229,892)
      19,670,698   Malaysian Ringgit .........        4,036,257 EUR     4/21/09         188,749             --
      29,978,900   Swedish Krona .............        3,199,422 EUR     4/29/09              --       (725,645)
  28,052,000,000   Indonesian Rupiah .........        2,034,228         5/18/09         234,740             --
   7,356,000,000   Indonesian Rupiah .........          508,187         5/22/09          85,998             --
     760,290,277   Kazakhstani Tenge .........       66,628,423 MXN     5/27/09         122,565             --
  16,007,245,000   Vietnamese Dong ...........        1,123,931 AUD     5/29/09         187,451             --
  13,927,793,000   Vietnamese Dong ...........          978,338 AUD     6/02/09         162,531             --
   4,318,461,667   Japanese Yen ..............       46,688,596         6/03/09              --     (2,342,446)
      21,404,532   Swiss Franc ...............       13,885,522 EUR     6/11/09         749,920             --
     205,190,790   Russian Ruble .............       92,527,712 MXN     6/16/09              --       (572,292)
      40,346,638   Malaysian Ringgit .........        8,150,836 EUR     6/16/09         554,120             --
  58,966,389,000   Vietnamese Dong ...........        4,137,940 AUD     6/22/09         684,233             --
       9,423,957   Malaysian Ringgit .........        1,891,981 EUR     7/14/09         145,467             --
      23,285,042   Malaysian Ringgit .........        4,654,272 EUR     7/15/09         385,482             --
       6,055,551   Malaysian Ringgit .........        1,210,868 EUR     7/16/09          99,678             --
       6,152,870   Malaysian Ringgit .........        1,229,787 EUR     7/17/09         101,990             --
       4,283,433   Malaysian Ringgit .........          851,391 EUR     7/24/09          77,133             --
       1,687,374   Malaysian Ringgit .........          336,331 EUR     7/31/09          29,238             --
       3,370,207   Malaysian Ringgit .........          680,053 EUR     8/05/09          47,954             --
     151,667,902   Russian Ruble .............        9,038,612 NZD     8/12/09              --       (656,606)
      73,838,479   Russian Ruble .............        4,411,955 NZD     8/14/09              --       (327,502)
     647,291,600   Japanese Yen ..............        4,154,187 EUR     8/21/09       1,401,640             --
     321,024,200   Japanese Yen ..............        2,058,375 EUR     8/26/09         698,022             --
     223,340,000   Japanese Yen ..............        1,472,617 EUR     9/04/09         434,758             --
      13,341,000   Chinese Yuan Renminbi .....        1,389,688 EUR     9/18/09         167,886             --
      91,000,000   Swedish Krona .............        9,461,328 EUR     9/23/09              --     (1,855,270)
      83,126,800   Chinese Yuan Renminbi .....        8,685,911 EUR     9/23/09       1,008,038             --
     441,513,514   Russian Ruble .............       21,004,870 AUD     9/24/09              --     (2,405,418)
      37,088,000   Chinese Yuan Renminbi .....        3,821,732 EUR     9/24/09         517,295             --
     225,000,000   Indian Rupee ..............        7,364,975 NZD     9/25/09         714,502             --
     243,166,459   Russian Ruble .............       11,688,183 AUD     9/28/09              --     (1,412,403)
   1,342,000,000   Japanese Yen ..............        8,982,338 EUR     9/28/09       2,451,724             --
  42,313,777,933   Vietnamese Dong ...........        3,436,066 AUD    10/07/09         171,498             --
     779,666,250   Kazakhstani Tenge .........        6,032,234        10/13/09              --     (1,873,116)
      13,969,953   Chinese Yuan Renminbi .....        3,018,377 AUD    10/13/09         108,878             --
      32,663,916   Chinese Yuan Renminbi .....        3,466,035 EUR    10/15/09         322,037             --


                             Semiannual Report | 25

Templeton Global Income Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                      CONTRACT        SETTLEMENT    UNREALIZED     UNREALIZED
                                                      AMOUNT(a)          DATE      APPRECIATION   DEPRECIATION
                                                 ------------------   ----------   ------------   ------------
CONTRACTS TO BUY (CONTINUED)
      32,823,215   Chinese Yuan Renminbi .....        3,510,373 EUR    10/16/09     $   288,524   $         --
      23,662,387   Chinese Yuan Renminbi .....        5,024,598 AUD    10/19/09         239,579             --
      43,995,179   Chinese Yuan Renminbi .....        4,724,375 EUR    10/19/09         361,145             --
      27,185,000   Chinese Yuan Renminbi .....        3,927,049        10/21/09              --         (4,722)
     219,208,545   Chilean Peso ..............          332,134        10/26/09          32,011             --
       3,571,898   Swiss Franc ...............        2,453,058 EUR    10/28/09              --        (35,922)
     142,244,757   Chilean Peso ..............          207,584        10/28/09          28,698             --
   1,950,000,000   Japanese Yen ..............       20,828,883        11/16/09              --       (696,006)
   7,181,000,000   Indonesian Rupiah .........          508,569        11/17/09          38,682             --
  35,001,000,000   Indonesian Rupiah .........        2,540,907        11/18/09         125,497             --
     651,910,500   Japanese Yen ..............        6,731,118        11/18/09              --       (123,882)
      28,391,000   Russian Ruble .............          635,216 EUR    11/20/09              --       (126,853)
  38,962,000,000   Indonesian Rupiah .........        2,540,890        11/23/09         421,938             --
     150,288,486   Swedish Krona .............       14,654,428 EUR    11/30/09              --     (1,808,499)
      24,661,000   Chinese Yuan Renminbi .....        3,373,598        12/04/09         174,889             --
      31,071,000   Chinese Yuan Renminbi .....        3,373,564 EUR    12/04/09         194,009             --
  20,258,000,000   Indonesian Rupiah .........        1,447,000        12/07/09          85,794             --
      49,119,762   Chinese Yuan Renminbi .....        6,954,190        12/14/09         108,885             --
      65,695,397   Chinese Yuan Renminbi .....        9,302,464        12/15/09         143,429             --
      16,656,368   Malaysian Ringgit .........        4,688,633        12/16/09              --       (180,386)
      32,996,252   Chinese Yuan Renminbi .....        4,688,633        12/16/09          55,351             --
       5,137,469   Malaysian Ringgit .........        1,435,047        12/17/09              --        (44,515)
      10,145,784   Chinese Yuan Renminbi .....        1,435,047        12/17/09          23,548             --
      30,514,414   Chinese Yuan Renminbi .....        4,305,142        12/18/09          81,424             --
       9,301,365   Malaysian Ringgit .........        2,609,484        12/21/09              --        (91,825)
       8,294,486   Chinese Yuan Renminbi .....        1,183,236        12/21/09           8,886             --
     208,565,232   Mexican Peso ..............       14,731,784        12/22/09              --     (1,776,929)
       5,021,942   Malaysian Ringgit .........        1,435,579        12/22/09              --        (76,244)
       9,755,745   Chinese Yuan Renminbi .....        1,401,688        12/22/09             358             --
      86,616,747   Mexican Peso ..............        6,138,243        12/23/09              --       (758,915)
       3,991,727   Malaysian Ringgit .........        1,148,038        12/23/09              --        (67,549)
     138,880,454   Mexican Peso ..............        9,821,189        12/24/09              --     (1,197,306)
       4,516,266   Malaysian Ringgit .........        1,291,543        12/28/09              --        (69,006)
      15,947,491   Mexican Peso ..............        1,074,991         1/20/10              --        (88,670)
     237,185,960   Mexican Peso ..............       16,124,865         1/21/10              --     (1,457,550)


                             26 | Semiannual Report

Templeton Global Income Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                      CONTRACT        SETTLEMENT    UNREALIZED     UNREALIZED
                                                      AMOUNT(a)          DATE      APPRECIATION   DEPRECIATION
                                                 ------------------   ----------   ------------   ------------
CONTRACTS TO BUY (CONTINUED)
      48,000,000   Malaysian Ringgit .........       13,111,172         1/28/10     $        --   $   (113,511)
   1,968,980,000   Chilean Peso ..............        3,117,448         1/28/10         146,573             --
      89,650,000   Swedish Krona .............        8,549,902 EUR     1/29/10              --       (823,045)
   5,128,790,000   Chilean Peso ..............        8,173,807         1/29/10         328,125             --
     950,440,000   Chilean Peso ..............        1,520,704         2/02/10          54,698             --
     173,615,100   Mexican Peso ..............       11,571,817         2/03/10              --       (856,232)
     135,288,000   Chinese Yuan Renminbi .....       19,180,966         2/03/10         205,358             --
   1,783,500,000   Chilean Peso ..............        2,851,319         2/03/10         104,860             --
     262,700,000   Mexican Peso ..............       17,357,756         2/04/10              --     (1,146,210)
   7,084,000,000   South Korean Won ..........        5,208,824         2/12/10              --       (486,174)
      24,260,103   Malaysian Ringgit .........        6,683,224         2/12/10              --       (112,924)
     935,230,000   Chilean Peso ..............        1,520,699         2/12/10          29,170             --
   2,301,970,000   Chilean Peso ..............        3,801,767         2/16/10          12,757             --
       6,108,000   Malaysian Ringgit .........        1,675,031         2/17/10              --        (20,730)
   2,298,030,000   Chilean Peso ..............        3,823,677         2/17/10              --        (15,761)
   5,097,330,000   Chilean Peso ..............        8,412,060         2/26/10          32,820             --
   1,153,220,000   Chilean Peso ..............        1,911,837         3/03/10              --        (34,902)
CONTRACTS TO SELL
   4,183,368,000   South Korean Won ..........        4,440,000         3/04/09       1,711,776             --
       3,903,240   Euro ......................      598,347,176 JPY     3/10/09       1,188,675             --
   8,880,000,000   South Korean Won ..........        9,168,452 CHF     3/27/09       2,044,178             --
   3,474,633,000   South Korean Won ..........        3,594,075 CHF     4/01/09         805,665             --
   4,440,000,000   South Korean Won ..........        4,606,494 CHF     4/06/09       1,041,630             --
       5,204,321   Euro ......................      805,576,848 JPY     4/06/09       1,670,052             --
      23,070,241   Euro ......................       48,638,600 SGD     4/14/09       2,186,769             --
      11,737,491   Euro ......................       18,142,709         4/14/09       3,279,595             --
      16,563,648   New Zealand Dollar ........      507,510,181 INR     4/28/09       1,642,206             --
      52,217,395   Mexican Peso ..............    2,279,289,302 CLP     5/15/09         427,199             --
      36,225,716   Mexican Peso ..............    1,576,615,600 CLP     5/20/09         290,320             --
      50,000,000   Mexican Peso ..............      196,105,000 INR     5/20/09         595,822             --
   2,200,000,000   Japanese Yen ..............       24,570,025         6/03/09       1,978,292             --
      92,945,816   Mexican Peso ..............      206,423,363 RUB     6/10/09              --       (553,249)
       7,566,528   Euro ......................       11,663,992         6/10/09       2,081,826             --
       2,470,410   Euro ......................      294,077,606 JPY     6/10/09              --       (107,933)
      29,507,162   Mexican Peso ..............    1,334,726,977 CLP     6/12/09         327,674             --
     194,757,301   Mexican Peso ..............      432,760,932 RUB     6/16/09              --     (1,181,977)
      30,565,636   Euro ......................      151,322,822 MYR     6/16/09       2,084,129             --
      37,054,099   Euro ......................      183,084,303 MYR     6/17/09       2,429,869             --
     106,279,890   Mexican Peso ..............      237,713,212 RUB     6/19/09              --       (612,178)
      61,955,606   Mexican Peso ..............      136,619,484 RUB     7/10/09              --       (438,531)
      30,888,068   Mexican Peso ..............       68,008,329 RUB     7/13/09              --       (223,430)
       4,919,150   Euro ......................        7,604,637         7/13/09       1,374,098             --
       4,919,150   Euro ......................        7,613,103         7/14/09       1,382,535             --


                             Semiannual Report | 27

Templeton Global Income Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                      CONTRACT        SETTLEMENT    UNREALIZED     UNREALIZED
                                                      AMOUNT(a)          DATE      APPRECIATION   DEPRECIATION
                                                 ------------------   ----------   ------------   ------------
CONTRACTS TO SELL (CONTINUED)
       4,919,150   Euro                               7,691,583         7/15/09     $ 1,460,985   $         --
       2,459,575   Euro                               3,861,041         7/17/09         745,712             --
      14,610,919   Mexican Peso                      32,786,902 RUB     7/24/09              --        (93,574)
       4,351,556   Euro                               6,807,139         7/24/09       1,295,218             --
       8,457,907   New Zealand Dollar            56,133,438,372 IDR     8/05/09         235,588             --
       4,168,252   New Zealand Dollar            50,512,959,923 VND     8/14/09         748,489             --
       6,050,000   Euro                             732,322,250 JPY    11/18/09              --       (107,603)
         257,757   Euro                                 326,269        11/19/09              --           (467)
       2,796,556   Euro                               3,520,585        11/20/09              --        (24,385)
       1,870,413   Euro                               2,330,628        11/24/09              --        (40,410)
         655,522   Euro                                 820,386        11/25/09              --        (10,596)
       1,274,797   Euro                               1,663,610        11/30/09          47,539             --
       1,325,806   Euro                               1,676,415        12/08/09              --         (4,415)
      70,391,000   Singapore Dollar                  46,888,153         1/29/10       1,380,162             --
      16,454,000   Singapore Dollar                  10,949,156         2/02/10         311,443             --
      10,258,681   New Zealand Dollar                 5,186,174         2/02/10         126,817             --
      14,723,000   Singapore Dollar                   9,776,293         2/03/10         257,659             --
      14,805,000   Singapore Dollar                   9,776,407         2/04/10         204,725             --
      11,809,000   Singapore Dollar                   7,821,307         2/05/10         186,561             --
       9,302,000   Singapore Dollar                   6,178,678         2/08/10         164,692             --
      11,787,000   Singapore Dollar                   7,827,733         2/09/10         207,101             --
       4,670,600   Singapore Dollar                   3,131,205         2/11/10         111,508             --
       1,456,071   New Zealand Dollar                   756,283         2/12/10          38,414             --
       1,943,304   New Zealand Dollar                   972,041         2/22/10          14,267             --
      26,988,728   New Zealand Dollar                13,534,847         2/26/10         234,947             --
Unrealized appreciation (depreciation) on offsetting forward exchange
   contracts ...................................................................     34,534,685             --
                                                                                    -----------   ------------
   Unrealized appreciation (depreciation) on forward exchange contracts ........     87,020,659    (28,071,001)
                                                                                    -----------   ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD EXCHANGE
         CONTRACTS .............................................................    $58,949,658
                                                                                    ===========

See Abbreviations on page 31.

(a)  In U.S. Dollar unless otherwise indicated.


                             28 | Semiannual Report

Templeton Global Income Fund

9. INTEREST RATE SWAPS

At February 28, 2009, the Fund had the following interest rate swap contracts outstanding:

                 RECEIVE -             PAY -             NOTIONAL PRINCIPAL   EXPIRATION    UNREALIZED     UNREALIZED
COUNTER PARTY   FIXED RATE         FLOATING RATE              AMOUNT(a)          DATE      APPRECIATION   DEPRECIATION
-------------   ----------   -------------------------   ------------------   ----------   ------------   ------------
JPMorgan            7.16%        NZD Bank Bill Rate           5,740,000 NZD     7/31/13    $    377,835   $        --
JPMorgan            7.12%        NZD Bank Bill Rate           5,750,000 NZD     8/01/13         373,588            --
JPMorgan           7.055%        NZD Bank Bill Rate           5,750,000 NZD     8/04/13         365,848            --
JPMorgan           7.035%        NZD Bank Bill Rate          11,500,000 NZD     8/05/13         726,227            --
JPMorgan            7.05%        NZD Bank Bill Rate           2,875,000 NZD     8/06/13         182,639            --
JPMorgan            7.05%        NZD Bank Bill Rate           2,875,000 NZD     8/07/13         181,453            --
JPMorgan            7.00%        NZD Bank Bill Rate           3,045,600 NZD     8/14/13         189,339            --
Merrill Lynch      7.053%     Tasa Nominal Annual Rate    7,900,000,000 CLP     6/13/18       2,993,398            --
JPMorgan            7.06%     Tasa Nominal Annual Rate    2,646,000,000 CLP     6/13/18       1,005,100            --
Merrill Lynch      7.094%     Tasa Nominal Annual Rate    8,650,000,000 CLP     6/16/18       3,319,405            --
JPMorgan            7.15%     Tasa Nominal Annual Rate    2,700,000,000 CLP     6/18/18       1,055,682            --
JPMorgan            7.85%     Tasa Nominal Annual Rate      702,800,000 CLP     7/11/18         340,347            --
JPMorgan           7.855%     Tasa Nominal Annual Rate      705,600,000 CLP     7/17/18         345,138            --
Merrill Lynch       7.40%     Tasa Nominal Annual Rate      580,000,000 CLP     7/30/18         247,680            --
Merrill Lynch       7.40%     Tasa Nominal Annual Rate      580,000,000 CLP     8/06/18         247,686            --
JPMorgan            7.50%     Tasa Nominal Annual Rate    1,210,680,000 CLP     8/07/18         533,975            --
Merrill Lynch       7.51%     Tasa Nominal Annual Rate      580,000,000 CLP     8/07/18         256,591            --
JPMorgan            7.50%     Tasa Nominal Annual Rate    1,208,320,000 CLP     8/13/18         530,325            --
Merrill Lynch       9.03%    MXN Interbank Equilibrium
                                   Interest Rate            723,000,000 MXN     8/17/18       1,041,989            --
JPMorgan            7.67%     Tasa Nominal Annual Rate      415,200,000 CLP     8/29/18         153,342            --
JPMorgan          8.6748%    MXN Interbank Equilibrium
                                   Interest Rate             37,800,000 MXN    11/29/18              --        (7,470)
JPMorgan            5.59%        NZD Bank Bill Rate           8,500,000 NZD    12/05/18         270,890            --
CITIGroup         7.6973%    MXN Interbank Equilibrium
                                   Interest Rate             51,400,000 MXN     1/11/19              --      (237,307)
CITIGroup          7.666%    MXN Interbank Equilibrium
                                   Interest Rate             67,000,000 MXN     1/12/19              --      (317,778)
CITIGroup          7.835%    MXN Interbank Equilibrium
                                   Interest Rate             44,700,000 MXN     1/15/19              --      (178,561)
CITIGroup          7.869%    MXN Interbank Equilibrium
                                   Interest Rate             58,100,000 MXN     1/16/19              --      (224,328)
CITIGroup           8.00%    MXN Interbank Equilibrium
                                   Interest Rate             35,060,000 MXN     1/18/19              --      (114,603)
JPMorgan            8.06%    MXN Interbank Equilibrium
                                   Interest Rate             55,780,000 MXN     1/22/19              --      (167,427)
CITIGroup           8.07%    MXN Interbank Equilibrium
                                   Interest Rate            175,300,000 MXN     1/22/19              --      (518,318)
JPMorgan            5.23%        NZD Bank Bill Rate           7,000,000 NZD    12/05/19         180,500            --
Merrill Lynch       9.10%    MXN Interbank Equilibrium
                                   Interest Rate            240,000,000 MXN     8/04/28          33,303            --
JPMorgan          8.3167%    MXN Interbank Equilibrium
                                   Interest Rate             83,670,000 MXN     1/09/29              --      (395,198)
                                                                                            -----------   -----------
   Unrealized appreciation (depreciation) on interest rate swap contracts................   $14,952,280   $(2,160,990)
                                                                                            -----------   -----------
      NET UNREALIZED APPRECIATION (DEPRECIATION) ON INTEREST RATE SWAP CONTRACTS.........   $12,791,290
                                                                                            ===========

See Abbreviations on page 31.

(a)  In U.S. Dollar unless otherwise indicated.


                             Semiannual Report | 29

Templeton Global Income Fund

10. CREDIT RISK

The Fund has 19.28% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

11. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

12. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on September 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                             30 | Semiannual Report

Templeton Global Income Fund

12. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of February 28, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                           LEVEL 1        LEVEL 2     LEVEL 3       TOTAL
                                         -----------   ------------   -------   ------------
ASSETS:
   Investments in Securities .........   $71,412,409   $785,595,169     $--     $857,007,578
   Other Financial Instruments(a) ....            --    101,972,939      --      101,972,939
LIABILITIES:
   Other Financial Instruments(a) ....            --     30,231,991      --       30,231,991

(a) Other financial instruments includes net unrealized appreciation (depreciation) on forward exchange contracts and swaps.

13. NEW ACCOUNTING PRONOUNCEMENT

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

ABBREVIATIONS

CURRENCY

AUD - Australian Dollar
BRL - Brazilian Real
CHF - Swiss Franc
CLP - Chilean Peso
EGP - Egyptian Pound
EUR - Euro
IDR - Indonesian Rupiah
INR - Indian Rupee
JPY - Japanese Yen
KRW - South Korean Won
MXN - Mexican Peso
MYR - Malaysian Ringgit
NOK - Norwegian Krone
NZD - New Zealand Dollar
PEN - Peruvian Nuevo Sol
PLN - Polish Zloty
RUB - Russian Ruble
SEK - Swedish Krona
SGD - Singapore Dollar
VND - Vietnamese Dong

SELECTED PORTFOLIO

AMBAC - American Municipal Bond Assurance Corp.
BHAC  - Berkshire Hathaway Assurance Corp.
FGIC  - Financial Guaranty Insurance Co.
FRN   - Floating Rate Note
FSA   - Financial Security Assurance Inc.
GO    - General Obligation
ID    - Improvement District
ISD   - Independent School District
MBIA  - Municipal Bond Investors Assurance Corp.
MTA   - Metropolitan Transit Authority
USD   - Unified/Union School District


                             Semiannual Report | 31

Templeton Global Income Fund

SEMIANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 28, 2009 (UNAUDITED)

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on February 20, 2009. The purpose of the meeting was to elect four Trustees of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Harris J. Ashton, Ann Torre Bates, David W. Niemiec and Robert E. Wade.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of four Trustees:

                                                   % OF                                % OF
                                                  SHARES                              SHARES
                                       % OF      PRESENT                   % OF      PRESENT
                                   OUTSTANDING     AND                 OUTSTANDING     AND
TERM EXPIRING 2012       FOR          SHARES      VOTING    WITHHELD      SHARES      VOTING
------------------   -----------   -----------   -------   ---------   -----------   -------
Harris J. Ashton..   112,481,335      85.77%      96.60%   3,962,882      3.02%       3.40%
Ann Torre Bates...   112,598,313      85.86%      96.70%   3,845,904      2.93%       3.30%
David W. Niemiec..   112,742,511      85.97%      96.82%   3,701,706      2.82%       3.18%
Robert E. Wade....   112,656,702      85.90%      96.75%   3,787,515      2.89%       3.25%

* Frank J. Crothers, Edith E. Holiday, Charles B. Johnson, Gregory E. Johnson, Frank A. Olson, Larry D. Thompson and Constantine D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


                             32 | Semiannual Report

Templeton Global Income Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, share dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account. BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA, 15252-8035, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to The Bank of New York Mellon and sent to BNY Mellon Shareowner Services, P.O. Box 382009, Pittsburgh, PA, 15252-8009, Attention: Templeton Global Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to BNY Mellon Shareowner Services, P. O. Box 358035, Pittsburgh, PA, 15252-8035. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share.

DIRECT DEPOSIT SERVICE FOR REGISTERED SHAREHOLDERS

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House ("ACH") system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to http://vault.bnymellon.com/isd or dial 1-800-416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.


                             Semiannual Report | 33

Templeton Global Income Fund

TRANSFER AGENT

BNY Mellon Shareowner Services
P.O. Box 358035
Pittsburgh, PA 15252-8035
1-800-416-5585
www.bnymellon.com

DIRECT REGISTRATION

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at BNY Mellon Shareowner Services through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book-entry transactions, to electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminates the possibility of lost certificates. For additional information, please contact BNY Mellon Shareowner Services at 1-800-416-5585.

SHAREHOLDER INFORMATION

Shares of Templeton Global Income Fund are traded on the New York Stock Exchange under the symbol "GIM." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the "the New York Stock Exchange Composite Transactions" section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with INVESTOR SERVICEDIRECT(R). For information go to BNY Mellon Shareowner Services' web site at https://vault.bnymellon.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Global Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


                             34 | Semiannual Report

Templeton Global Income Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each period on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file semiannually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended August 31, 2008. Additionally, the Fund expects to file, on or about April 30, 2009, such certifications with its Form N-CSRS for the six months ended February 28, 2009.


                             Semiannual Report | 35

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   100 Fountain Parkway
                                           P.O. Box 33030
                                           St. Petersburg, FL 33733-8030

SEMIANNUAL REPORT
TEMPLETON GLOBAL
INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

TRANSFER AGENT
BNY Mellon Shareowner Services
P.O. Box 358035
Pittsburgh, PA 15252-8035
Toll free number: (800) 416-5585
Hearing Impaired phone number: (800) 231-5469
Foreign Shareholders phone number: (201) 680-6578 www.melloninvestor.com/isd

FUND INFORMATION
(800) 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLGIM S2009 04/09


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.      N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.

ITEM 6. SCHEDULE OF INVESTMENTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies. The manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with the manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of directors or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares.

The recommendation of management on any issue is a factor that the manager considers in determining how proxies should be voted. However, the manager does not consider recommendations from management to be determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. The manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the manager conducts an independent review of each anti-takeover proposal. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to the manager's proxy voting decisions for international investments. However, the manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INCOME FUND

By /s/LAURA F. FERGERSON
  ---------------------------------
  Laura F. Fergerson
  Chief Executive Officer - Finance
  and Administration
Date:  April 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
  ---------------------------------
  Laura F. Fergerson
  Chief Executive Officer - Finance
  and Administration
Date:  April 27, 2009

By /s/MARK H. OTANI
 ---------------------------------
  Mark H. Otani
  Chief Financial Officer and
  Chief Accounting Officer
Date:  April 27, 2009